UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)           June 21, 2007
                                                --------------------------------

                                 MathStar, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  000-51560               41-1881957
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)


   19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, Oregon              97124
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code            (503) 726-5500
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01. Other Events

On June 21, 2007, the underwriters of the recently completed public offering of MathStar, Inc. ("MathStar" or the "Company") exercised their entire option to purchase an additional 3,125,000 shares of the common stock from MathStar to cover overallotments. MathStar granted the underwriters a 30-day overallotment option to purchase up to 3,125,000 shares of common stock at the public offering price of $1.60 per share, less the underwriting discount. Net proceeds from the exercise of the overallotment option will be approximately $4.6 million. In total, including the overallotment shares, the Company will have sold 25,000,000 shares of the Company's common stock at a public offering price of $1.60 per share, before underwriting discounts and commissions, resulting in gross proceeds of $40.0 million. The closing of the sale of the overallotment shares is expected to occur on June 28, 2007, subject to the satisfaction of customary closing conditions.

MathStar intends to use the net proceeds for general corporate purposes, including expanding sales and marketing, customer service and training efforts, and investing in product development resources.

MDB Capital Group, LLC acted as sole manager for the offering. Feltl and Company was also an underwriter for the offering.

A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. Information about this offering is available in the prospectus supplement and the accompanying prospectus filed by MathStar with the Securities and Exchange Commission.

On June 21, 2007, the Company issued a press release announcing the exercise of the overallotment option. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

The exhibit listed below is filed herewith:

99.1     Press Release dated June 21, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MathStar, Inc.


Date:  June 21, 2007
                                            By /s/ James W. Cruckshank
                                              ----------------------------------
                                                Vice President of Administartion
                                                and Chief Financial Officer
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)







                                       3